UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

Getaround, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40152	85-3122877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Washington Street, Suite 101 Foxboro, Massachusetts	02035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 543-1720

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2026, Getaround, Inc. (the “Company”) announced that, as part of an orderly transition plan, the Company’s Senior Vice President and Chief Restructuring Officer, Mauricio Rivera, has resigned from his positions with the Company, and each of Bruno Bowden, Jason Mudrick, Neil Salvage, Qais Sharif and Sam Zaid, consisting of all of the members of the Company’s Board of Directors (the “Board”), has resigned from the Board, in each case, effective as of August 26, 2026. In connection with the foregoing, as of the same date, the Board appointed Craig Jalbert, age 65, as the Company’s President, Treasurer and Corporate Secretary, and as the Company’s principal executive officer, principal financial officer and principal accounting officer, until his successor is duly elected and qualified or until his earlier resignation, death, disqualification or removal, and elected Mr. Jalbert as the sole member of the Board, to serve until the next election of Class I directors and thereafter until his successor has been elected and qualified or until his earlier death, resignation, disqualification or removal.

Mr. Jalbert has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years he has focused his practice on distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind-down phases. In connection with his appointment, Mr. Jalbert will be compensated in the amount of $60,000 per year for a period of three years. There is no arrangement or understanding pursuant to which Mr. Jalbert was appointed to the Board. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date: September 1, 2026	By:	/s/ Craig Jalbert
	Name:	Craig Jalbert
	Title:	President